                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

      KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, hereby constitutes and appoints Gary S. Paul, Richard A. Lammert and Steven L. Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, with full power of substitution and resubstitution, in any hand and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on any appropriate form and all amendments or supplements (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of trust capital securities, debt securities and guarantees, and grants to each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand and seal, as of the date specified.

Dated: January 16, 1997        /s/ Brent D. Baird
                              ---------------------------------------
                               Brent D. Baird

Dated: January 15, 1997        /s/ John H. Benisch
                              ---------------------------------------
                               John H. Benisch

Dated: January 14, 1997        /s/ C. Angela Bontempo
                              ---------------------------------------
                               C. Angela Bontempo

Dated: January 15, 1997        /s/ Robert T. Brady
                              ---------------------------------------
                               Robert T. Brady

Dated: January 15, 1997        /s/ Patrick J. Callan
                              ---------------------------------------
                               Patrick J. Callan

Dated: January 15, 1997        /s/ Richard E. Garman
                              ---------------------------------------
                               Richard E. Garman

Dated: January 15, 1997        /s/ James V. Glynn
                              ---------------------------------------
                               James V. Glynn

Dated: January 15, 1997        /s/ Raymond D. Stevens, Jr.
                              ---------------------------------------
                               Raymond D. Stevens, Jr.

Dated: January 15, 1997        /s/ Herbert J. Washington
                              ---------------------------------------
                               Herbert J. Washington

Dated: January 15, 1997        /s/ John L. Wehle, Jr.
                              ---------------------------------------
                               John L. Wehle, Jr.

Dated: January 14, 1997        /s/ Robert G. Wilmers
                              ---------------------------------------
                               Robert G. Wilmers